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                                                                   EXHIBIT 10.18

                FACILITIES AND ADMINISTRATIVE SUPPORT AGREEMENT
                -----------------------------------------------

     THIS FACILITIES AND ADMINISTRATIVE SUPPORT AGREEMENT dated as of March __, 2000 is made between CMGI, Inc. ("CMGI"), a Delaware corporation, and AltaVista Company ("AltaVista"), a Delaware corporation.

                             Preliminary Statement
                             ---------------------

     AltaVista desires to obtain administrative and other services from CMGI, and CMGI is willing to furnish or make such services available to AltaVista.

     By this Agreement, CMGI and AltaVista desire to set forth the basis for CMGI's provision of services of the types referred to herein.

                                  Agreements
                                  ----------

     IT IS MUTUALLY agreed by CMGI and AltaVista (collectively, the "Parties") as follows:

1.   Provision of Services.  Beginning on the date of this Agreement, CMGI will
     ---------------------
     provide or otherwise make available to AltaVista those CMGI-supplied services and third-party-supplied services paid for by CMGI on the bases set forth on Schedule A and Schedule B attached hereto and consistent with
                  ----------     ----------
     the parties' practices as of the date hereof (collectively, the "Services").

2.   Billing and Payment.  CMGI shall submit monthly invoices to AltaVista for
     -------------------
     the Services, and AltaVista shall make payment within 30 days after its receipt of such invoices. Each invoice shall be itemized by the Service provided.

3.   Term and Termination. The initial term of this Agreement shall begin on the
     --------------------
     date of this Agreement and continue for a period of one year. This Agreement shall automatically renew at the end of the initial term for successive one-year periods unless terminated or modified in accordance with the following provisions:

     a.   Entire Agreement.  Either party may elect not to renew this Agreement,
          ----------------
          except for the Services set forth on Schedule A, upon 180 days'
                                               ----------
          written notice to the other party prior to the expiration of the initial term or any renewal period.

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     b.   Individual Services.  Either party may terminate an individual Service
          -------------------
          or Services, except for the services set forth on Schedule A, upon 90
                                                            ----------
          days' written notice to the other party.

     c.   Rent and Related Services.  Either party may terminate those Services
          -------------------------
          set forth on Schedule A upon 30 days' written notice to the other
                       ----------
          party prior to the expiration of the end of the initial term or any renewal period.

     d.   Material Breach.  Either party may terminate this Agreement in the
          ---------------
          event of a material breach of this Agreement by the other party that is not cured within 30 days of written notice thereof from the other party.

     e.   Automatic Termination.  This Agreement, other than the Services set
          ---------------------
          forth on Schedule A, shall automatically terminate upon the date on
                   ----------
          which the ownership by CMGI of the outstanding voting capital stock of AltaVista shall first be less than 50% of the then outstanding voting capital stock of AltaVista.

4.   Limitation on Liability.  Neither party shall be liable to the other for
     -----------------------
     any amount in excess of the amount invoiced to AltaVista for the 12-month period preceding any event giving rise to liability. Neither party shall be liable to the other for consequential damages except for those arising out of intentional misconduct or gross negligence.

5.   Force Majeure.  CMGI shall be excused for failure to provide the Services
     -------------
     hereunder to the extent that such failure is directly or indirectly caused by an occurrence commonly known as force majeure, including, without
                                        -------------
     limitation, delays arising out of acts of God, acts or orders of a government, agency or instrumentality thereof (whether of fact or law), acts of public enemy, riots, embargoes, strikes or other concerted acts of workers (whether of CMGI or other persons), casualties or accidents, delivery of materials, transportation or shortage of cars, trucks, fuel, power, labor or materials or any other causes, circumstances or contingencies within or without the United States of America that are beyond the control of CMGI; provided, however, that CMGI shall use its best
                                 --------  -------
     efforts to resume provision of the Services as soon as possible. Notwithstanding any events operating to excuse performance by CMGI, this Agreement shall continue in full force for the remainder of its term and any renewals thereof.

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6.   Notices.  All notices, billings, requests, demands, approvals, consents and
     -------
     other communications which are required or may be given under this Agreement shall be in writing and will be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the parties at their respective addresses set forth below:

     If to AltaVista:                   If to CMGI:

     AltaVista Company                  CMGI, Inc.
     529 Bryant Street                  100 Brickstone Square
     Palo Alto, CA  94301               Andover, MA 01810
     Attn: Chief Financial Officer      Attn: Chief Financial Officer

7.   No Assignment.  This Agreement shall not be assignable except with the
     -------------
     prior written consent of the other party to this Agreement.

8.   Applicable Law.  This Agreement shall be governed by and construed in
     --------------
     accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein.

9.   Amendments.  This Agreement and all attachments hereto constitute the
     ----------
     entire agreement between the parties as to the subject matter hereof and supercede all prior negotiations, undertakings, representations and agreements, if any, of the parties hereto as to the subject matter hereof. This Agreement may not be amended orally but may be amended only by a written instrument signed by all of the parties hereto.

10.  Waivers.  The failure of either party to require strict performance by the
     -------
     other party of any provision in this Agreement will not waive or diminish that party's right to demand strict performance thereafter of that or any other provision hereof.

11.  Paragraph Titles.  The paragraph titles used in this Agreement are for
     ----------------
     convenience of reference only and will not be considered in the interpretation or construction of any of the provisions thereof.

12.  Counterparts; Facsimile Signatures.  This Agreement may be executed in two
     ----------------------------------
     counterparts, each of which shall be deemed to be an original and both of which

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     together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



CMGI, INC.                              ALTAVISTA COMPANY



By____________________________          By_______________________________
  Name:                                   Name:  Rodney W. Schrock
  Title:                                  Title:   Chief Executive Officer

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                                  Schedule A
                                  ----------

                           Rent and Related Services
                           -------------------------

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Services Provided by CMGI to AltaVista     Allocation of Cost to AltaVista
--------------------------------------     -------------------------------
--------------------------------------------------------------------------------
1.  Brickstone Square Rent.  Provision     Allocated based on headcount for
    of space located at the Andover        AltaVista located at the Andover
    Premises.                              Premises divided by headcount for the
                                           CMGI Companies located at the Andover
                                           Premises.
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2.  Facilities.  Salary, fringe            Allocated based on headcount for
    benefits, payroll taxes for the        AltaVista located at the Andover
    entire facility department.            Premises divided by headcount for the
                                           CMGI Companies located at the Andover
                                           Premises.
--------------------------------------------------------------------------------
3.  Mass Electric.  Utilities              Allocated based on headcount for
    provided by Massachusetts Electric.    AltaVista located at the Andover
                                           Premises divided by headcount for the
                                           CMGI Companies located at the Andover
                                           Premises.
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4.  Office Cleaning/Plant                  Allocated based on headcount for
    Maintenance.                           AltaVista located at the Andover
                                           Premises divided by headcount for the
                                           CMGI Companies located at the Andover
                                           Premises.
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5.  UK Rent and corresponding overhead     Allocated based on headcount for
    costs.  Provision of space located at  AltaVista located at the UK Premises
    the UK Premises.                       divided by headcount for the CMGI
                                           Companies located at the UK Premises.
--------------------------------------------------------------------------------
6.  Electric and Other Utilities.          Allocated based on headcount for
                                           AltaVista located at the UK Premises
                                           divided by headcount for the CMGI
                                           Companies located at the UK Premises.
--------------------------------------------------------------------------------
                                           Allocated based on headcount for
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
7.  Office Cleaning/Maintenance.           AltaVista located at the UK Premises
                                           divided by headcount for the CMGI
                                           Companies located at the UK Premises.
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Defined Terms:
-------------

Andover Premises   -   those premises located at 100 Brickstone Square, Andover,
                       MA 01810 leased by CMGI.

CMGI Companies     -   those companies that are controlled by CMGI or in which
                       CMGI holds an equity interest.

headcount          -   the number of employees employed by a particular CMGI
                       Company on the last day of a given month.

UK Premises        -   those premises located at Sygnus Court, Maidenhead,
                       England

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Schedule B
----------

Provision of Other Services
---------------------------

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Services Provided by CMGI to AltaVista       Allocation of Cost to AltaVista
--------------------------------------       -------------------------------
--------------------------------------------------------------------------------
1.  CMG Europe.  All overhead costs for      AltaVista is charged 60% of all
    CMGI's European office of Marcus         costs associated with the European
    Bicknell and his staff.                  office.
--------------------------------------------------------------------------------
2.  Internet Marketing.  All overhead        AltaVista is one of nine CMGI
    costs for Bill White and his assistant   Companies that benefits from these
    (both at CMGI).                          services and absorbs 11% of total
                                             costs.
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3.  Internet Development.  All overhead      AltaVista is one of nine CMGI
    costs for Dave Andonian and his staff    Companies that benefits from these
    (all at CMGI).                           services and absorbs 11% of total
                                             costs.
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4.  Enterprise Services.  Desktop,           Allocated based on headcount for
    network services and Y2K support.        AltaVista located at the Andover
                                             Premises divided by the headcount
                                             for the CMGI Companies using
                                             desktop and network services
                                             support located at the Andover
                                             Premises.
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5.  Federal Express/United Parcel            CMGI's Accounts Payable department
    Service.                                 codes each individual charge based
                                             on the identity of the sender in
                                             the Andover Premises.
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6.  Postage Machine.  Mailings from          AltaVista is charged actual postage
    the Andover Premises and UK              costs for mail stamped by the CMGI
    Premises.                                postage machines.
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7.  Pepsi/Poland Springs.                    Allocated based on headcount for
                                             AltaVista located at the Andover
                                             Premises divided by headcount for
                                             the CMGI Companies located at the
                                             Andover Premises.
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--------------------------------------------------------------------------------

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Services Provided by CMGI to AltaVista     Allocation of Cost to AltaVista
--------------------------------------     -------------------------------
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8.  Telephone.  Provision of               Modem, fax and 800 lines are
    common, modem, fax and 800 lines.      charged to AltaVista or the
                                           individual employee who is designated
                                           to that particular line. Common
                                           inbound and outbound lines are
                                           allocated based on headcount for
                                           AltaVista located at the Andover
                                           Premises and UK Premises divided by
                                           headcount for the CMGI Companies
                                           located at such locations.
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9.  MobilComm/Pagenet/Skytel/              Charged back to the person or
    Cellular One.                          department that is assigned that
                                           particular pager or cell phone.
--------------------------------------------------------------------------------
10. Legal Services.                        To the extent that legal fees and
                                           expenses of AltaVista are paid for by
                                           CMGI, such fees and expenses will be
                                           allocated based upon the actual use
                                           of the legal services.
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11. KPMG.  Preparation of yearly           To the extent that legal fees and
    income tax returns.                    expenses of AltaVista are paid for by
                                           CMGI, such fees and expenses will be
                                           allocated based upon the actual use
                                           of KPMG services.
--------------------------------------------------------------------------------
12. Contract Recruiting                    Allocated based on actual hours
    Salary/Taxes                           spent filling AltaVista job
                                           requisitions.
--------------------------------------------------------------------------------

                                 Defined Terms
                                 -------------

Andover Premises    -    those premises located at 100 Brickstone Square,
                         Andover, MA 01810 leased by CMGI.

CMGI Companies      -    those companies that are controlled by CMGI or in which
                         CMGI holds an equity interest.

headcount           -    the number of employees employed by a particular CMGI
                         Company on the last day of a given month.

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UK Premises         -    those premises located at Sygnus Court, Maidenhead,
                         England


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